UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2021 (October 25, 2021)

Cosmos Group Holdings, Inc.
.(Exact name of registrant as specified in its charter)

Nevada	000-545793	90-1177460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37th Floor, Singapore Land Tower 50 Raffles Place Singapore 048623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +65 6829 7017

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item - 1.01 Entry into a Material Definitive Agreement.

On October 25, 2021, Coinllectibles Private Limited ( “Coinllectibles”), a subsidiary of Cosmos Group Holdings Inc. (the “Issuer”), and the Issuer entered into a Sale and Purchase Agreement (the “Hughes Agreement”) with Peter David Hughes (“Hughes”), pursuant to which Coinllectibles agreed to purchase a collectible art item from Hughes for £260,000, payable through the issuance of 43,633 shares of common stock of the Issuer (the “Hugh Shares”), at a per share price of $4.00, and £130,000 in cash payable after the collectible art item has sold by Coinllectibles. The consummation of the Hughes Agreement will occur upon the issuance of the Hugh Shares to Hughes. The foregoing descriptions of the Hughes Agreement are not complete and are qualified their its entirety by reference to the complete text of the Hughes Agreement, which are incorporated herein by reference and attached hereto as Exhibit 10.1.

On October 25, 2021, Coinllectibles and the Issuer entered into a Sale and Purchase Agreement (the “Yeo Agreement”) with Yeo See Chin Adeline (“Yeo”), pursuant to which Coinllectibles agreed to purchase a collectible art item from Yeo for USD $100,000, payable through the issuance of 12,500 shares of common stock of the Issuer (the “Yeo Shares”), at a per share price of $4.00, and US$50,000 in cash payable after the collectible art item has been sold by Coinllectibles. The consummation of the Yeo Agreement will occur upon the issuance of the Yeo Shares to Yeo. The foregoing descriptions of the Yeo Agreement are not complete and are qualified their its entirety by reference to the complete text of the Yeo Agreement, which are incorporated herein by reference and attached hereto as Exhibit 10.2.

Item - 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Sale and Purchase Agreement dated October 25, 2021 by and between Coinllectibles Private Limited and Peter David Hughes.
10.2	Sale and Purchase Agreement dated October 25, 2021 by and between Coinllectibles Private Limited and Yeo See Chin Adeline.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cosmos Group Holdings, Inc.

Date: October 27, 2021	By:	/s/ Man Chung Chan
Chief Executive Officer

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